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                                  EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eli Dabich, Jr., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Synergy 2000, Inc. on Form 10-QSB for the quarterly period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Synergy 2000, Inc.



                 BY: /S/ ELI DABICH, JR.
                     ------------------------------------------------------
                     NAME:  ELI DABICH, JR.
                     TITLE: CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



I, Jeanette T. Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Synergy 2000, Inc. on Form 10-QSB for the quarterly period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Synergy 2000, Inc.



                 BY: /S/ JEANETTE T. SMITH
                     -----------------------------------------------------------
                     NAME: JEANETTE T. SMITH
                     TITLE: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER